UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2017

DIMENSION THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-37601	46-3942159
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

840 Memorial Drive Cambridge, MA		02139
(Address of principal executive offices)		(Zip code)

(617) 401-0011

(Registrant’s telephone number including area code)

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement

Merger Agreement

On August 24, 2017, Dimension Therapeutics, Inc., a Delaware corporation (the “Company”), REGENXBIO Inc., a Delaware corporation (“Parent”), and Muddy Charles Acquisition Corporation, a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

As a result of the Merger, each outstanding share of the Company’s common stock (other than shares owned by the parties to the Merger Agreement) will be converted into the right to receive 0.1573 of one share of Parent common stock (the “Exchange Ratio”) as set forth in the Merger Agreement. Under the terms of the Merger Agreement at closing, Parent will issue, and the Company’s stockholders will receive in a tax-free exchange, shares of Parent common stock such that as of the date of the Merger Agreement the Company’s stockholders would own approximately 10.9% of the combined company on a pro forma basis.

In connection with the Merger, each stock option and share of restricted stock exercisable for shares of Company common stock that is outstanding at the effective time of the Merger will be assumed by Parent and converted into a stock option or share of restricted stock to purchase the number of shares of Parent common stock that the holder would have received if such holder had exercised such stock option or share of restricted stock for shares of Company common stock prior to the Merger and exchanged such shares for shares of Parent’s common stock in accordance with the Exchange Ratio.

The consummation of the Merger is subject to various customary closing conditions, including but not limited to, (i) approval by the Company’s stockholders, (ii) the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the effectiveness of Parent’s registration statement on Form S-4 to be filed with the Securities and Exchange Commission (the “SEC”) and (iv) the shares of Parent common stock to be issued in the Merger shall have been approved for listing on The NASDAQ Global Select Market.

The Merger Agreement includes customary representations, warranties and covenants of the parties customary for a transaction of this type, including, among other things, covenants by the Company to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger and not to engage in certain kinds of transactions during such period and representations and warranties of Parent as to its capitalization. The Company has also agreed not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions that permit the Company’s board of directors to comply with its fiduciary duties, enter into discussions concerning, or furnish non-public information in connection with, any proposals for alternative business combination transactions. The board of directors of the Company has unanimously adopted resolutions recommending the approval and adoption of the Merger Agreement by the Company’s stockholders, and has agreed to hold a stockholder meeting to consider and vote upon the approval and adoption of the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals, or if the Merger is not consummated by April 9, 2018. Upon the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of $2,850,000.

The assertions embodied in the representations and warranties were made solely for purposes of the contract among the Company and Parent and may be subject to important qualifications and limitations agreed to by the Company and Parent in connection with the negotiated terms. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes of allocating risk among the Company and Parent rather than establishing matters as facts. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants in the Merger Agreement or any description thereof as characterizations of the actual state of facts of the Company, Parent or any of their respective subsidiaries or affiliates.

Completion of the Merger is anticipated to occur in the fourth quarter of 2017, although there can be no assurance the Merger will occur within the expected time frame or at all.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC. In particular, the Merger Agreement and the related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company. The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as an exhibit to this Form 8-K and is incorporated into this report by reference.

Voting Agreement

Concurrently with the execution of the Merger Agreement, Parent entered into a voting agreement (the “Voting Agreement”) with each director and executive officer of the Company who owns Company securities, who collectively hold approximately 1% of the outstanding shares of Company common stock. Under the Voting Agreement, the parties signing the Voting Agreement agree, during the term of the Voting Agreement, to vote their shares of Company common stock (i) in favor of the adoption of Merger Agreement and the approval of the transactions contemplated thereby and (ii) against any alternative acquisition proposal, and not to, directly or indirectly, sell, transfer, exchange or otherwise dispose of their shares, subject to certain limited exceptions. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement provided as Exhibit B to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On August 25, 2017, the Company and Parent issued a joint press release announcing the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 24, 2017, by and among REGENXBIO Inc., Muddy Charles Acquisition Corporation and Dimension Therapeutics, Inc.

99.1	Joint Press Release of REGENXBIO Inc. and Dimension Therapeutics, Inc. issued on August 25, 2017.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to REGENXBIO Inc. (“REGENXBIO”) or Dimension Therapeutics, Inc. (“Dimension”), the management of either such company or the proposed transaction between REGENXBIO and Dimension, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. REGENXBIO and Dimension undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the pharmaceutical industry, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Dimension has filed with the U.S. Securities and Exchange Commission (the

“SEC”) as well as the possibility that (1) Dimension may be unable to obtain stockholder or regulatory approvals required for the proposed transaction or may be required to accept conditions that could reduce the anticipated benefits of the merger as a condition to obtaining regulatory approvals; (2) the length of time necessary to consummate the proposed transaction may be longer than anticipated; (3) the transaction may divert management’s attention from Dimension’s ongoing business operations; (4) the proposed transaction may involve unexpected costs; (5) the business may suffer as a result of uncertainty surrounding the proposed transaction, including difficulties in maintaining relationships with customers or retaining key employees; (6) the parties may be unable to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; or (7) the industry may be subject to future risks that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by Dimension. Neither REGENXBIO nor Dimension gives any assurance that either REGENXBIO or Dimension will achieve its expectations.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Dimension described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Dimension from time to time with the SEC. All forward-looking statements included in this document are based upon information available to REGENXBIO and Dimension on the date hereof, and neither REGENXBIO nor Dimension assumes any obligation to update or revise any such forward-looking statements.

Additional Information about the Proposed Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This document relates to a proposed transaction between Dimension and REGENXBIO, which will become the subject of a proxy statement to be filed with the SEC by Dimension, and may be deemed to be solicitation material in respect of the proposed transaction. This document is not a substitute for the proxy statement that Dimension will file with the SEC or any other documents that Dimension may file with the SEC or send to stockholders in connection with the proposed transaction. Before making any voting decision, investors and security holders are urged to read the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction and related matters.

Investors and security holders will be able to obtain free copies of the proxy statement and all other relevant documents filed or that will be filed with the SEC by Dimension through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement, once it is filed, from Dimension by accessing Dimension’s website at www.dimensiontx.com or upon written request to Dimension Therapeutics, Inc., 840 Memorial Drive, Cambridge, Massachusetts 02139.

Participants in Solicitation

REGENXBIO, Dimension and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Dimension’s stockholders in connection with the proposed transaction. Information regarding Dimension’s directors and executive officers is contained in the proxy statement for Dimension’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on April 14, 2017. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing Dimension’s website at www.dimensiontx.com. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement regarding the proposed transaction when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIMENSION THERAPEUTICS, INC.

By:	/s/ Mary Thistle
Name:	Mary Thistle
Title:	Chief Operating Officer

Dated: August 25, 2017

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 24, 2017, by and among REGENXBIO Inc., Muddy Charles Acquisition Corporation and Dimension Therapeutics, Inc.

99.1	Joint Press Release of REGENXBIO Inc. and Dimension Therapeutics, Inc. issued on August 25, 2017.